                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of December, 1996.



                                   /s/ LESLIE G. MCCRAW
                                  -----------------------
                                   Leslie G. McCraw

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of December, 1996.



                                   /s/ CARROLL A. CAMPBELL, JR.
                                  ------------------------------
                                   Carroll A. Campbell, Jr.

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of December, 1996.



                                   /s/ HUGH K. COBLE
                                  -------------------
                                   Hugh K. Coble

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of December, 1996.



                                   /s/ PETER J. FLUOR
                                  --------------------
                                   Peter J. Fluor

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of December, 1996.



                                   /s/ DAVID P. GARDNER
                                  ----------------------
                                   David P. Gardner

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of December, 1996.



                                   /s/ WILLIAM R. GRANT
                                  ----------------------
                                   William R. Grant

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of December, 1996.



                                   /s/ BOBBY R. INMAN
                                  --------------------
                                   Bob R. Inman

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of December, 1996.



                                   /s/ ROBERT V. LINDSAY
                                  -----------------------
                                   Robert V. Lindsay

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of December, 1996.



                                   /s/ BUCK MICKEL
                                  -----------------
                                   Buck Mickel

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, her true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 6th day of December, 1996.



                                   /s/  VILMA S. MARTINEZ
                                  ------------------------
                                   Vilma S. Martinez

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher and Raymond M. Bukaty, and each of them, her true and lawful attorneys-in-fact and agents will full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards or options under the 1996 Fluor Executive Stock Plan covered by said Registration Statement, and to file such Registration Statement, and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 6th day of December, 1996.



                                   /s/ MARTHA R. SEGER
                                  ---------------------
                                   Martha R. Seger